UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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SCHEDULE 14A INFORMATION

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MARVELL TECHNOLOGY, INC.

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Your Vote Counts! MARVELL TECHNOLOGY, INC. 2021 Annual Meeting Vote by July 15, 2021 11:59 PM ET MARVELL TECHNOLOGY, INC. 1000 N. WEST STREET SUITE 1200 WILMINGTON, DE 19801 D55105-P56798 You invested in MARVELL TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 16, 2021. Get informed before you vote View the Notice and Proxy Statement, Stockholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 16, 2021 1:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/MRVL2021 *Please check the meeting materials for any special requirements for meeting attendance. VI

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. W. Tudor Brown For 1b. Brad W. Buss For 1c. Edward H. Frank For 1d. Richard S. Hill For 1e. Marachel L. Knight For 1f. Bethany J. Mayer For 1g. Matthew J. Murphy For 1h. Michael G. Strachan For 1i. Robert E. Switz For 1j. Ford Tamer For 2. An advisory (non-binding) vote to approve compensation of our named executive officers. For 3. To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ended For January 29, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D55106-P56798